LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

COLLECTION PERIOD:        SEPTEMBER 1-30, 2003                        PAYMENT DATE:    OCT 15 2003
DETERMINATION DATE:       OCT 08 2003                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%          14.20%        30.00%           23.20%         29.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00   35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00   35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                         1.840%        2.470%           3.175%         3.983%                        8.500%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02100%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%

Initial Weighted Average
     APR                      14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate    0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio      14.78400%
Initial Weighted Average
     Remaining Term               64.00
Initial Weighted Average
     Original Term                67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                 TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance        170,640,261.54        0.00    33,521,053.68    58,000,000.00  74,000,000.00  165,521,053.68  5,119,207.86
Total Note Balance        167,358,774.38        0.00    33,521,053.68    58,000,000.00  74,000,000.00  165,521,053.68  1,837,720.70

EOP:
Class Percentages                100.00%                                                                       97.00%         3.00%
Number of Current Month
     Closed Contracts                264
Number of Reopened Loans               0
Number of Contracts - EOP         11,088
Total Pool Balance - EOP  164,583,977.46        0.00    27,646,458.12    58,000,000.00  74,000,000.00  159,646,458.12  4,937,519.34
Total Note Balance - EOP  160,232,296.74        0.00    27,646,458.12    58,000,000.00  74,000,000.00  159,646,458.12    585,838.62

Class Collateral Pool
     Factors                  0.64092919  0.00000000       0.36861944       1.00000000     1.00000000                    0.07811182

Weighted Average APR of
     Remaining Portfolio       14.77580%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                   0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio    14.77580%
Weighted Average
     Remaining Term                51.50
Weighted Average
     Original Term                 66.83

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                              CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:        Principal                                              2,156,936.48
                         Interest                                               2,021,135.94
Early Payoffs:           Principal Collected                                    2,644,684.81
                         Early Payoff Excess Servicing Compensation                   135.67
                         Early Payoff Principal Net of Rule of 78s Adj.         2,644,549.14              185
                         Interest                                                  39,622.00
Liquidated Receivable:   Principal Collected                                       75,285.15
                         Liquidated Receivable Excess Servicing Compensation            0.00
                         Liquidated Receivable Principal Net of Rule of 78s Adj.   75,285.15               79
                         Interest                                                    (205.92)
Cram Down Loss:          Principal                                                      0.00
Purchase Amount:         Principal                                                      0.00                0
                         Interest                                                       0.00
                         Total Principal                                        4,876,770.77
                         Total Interest                                         2,060,552.02
                         Total Principal and Interest                           6,937,322.79
Recoveries                                                                        473,063.07
Excess Servicing Compensation                                                         135.67
Late Fees & Miscellaneous Fees                                                     39,025.57
Collection Account Customer Cash                                                7,449,547.10
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                3,687.76
Servicer Simple Interest Shortfall or (Excess)                                    (18,001.96)
Simple Interest Excess to Spread Account                                                0.00
Available Funds                                                                 7,435,232.90

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION                                                                                  AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           7,435,232.90
Monthly Dealer Participation Fee                                                  0.00     7,435,232.90           0.00
Prior Unpaid Dealer Participation Fee                                             0.00     7,435,232.90

Servicing Fees:                   Current Month Servicing Fee               312,840.48
                                  Prior Period Unpaid Servicing Fee               0.00
                                  Late Fees & Miscellaneous Fees             39,025.57
                                  Excess Servicing Compensation                 135.67
                                  Total Servicing Fees:                     352,001.72     7,083,231.18           0.00
Senior Strip:                                                                35,550.05     7,047,681.13           0.00
Indenture Trustee Fee                                                           488.13     7,047,193.00           0.00
Custodian Fee                                                                 2,986.20     7,044,206.80           0.00
Backup Servicer Fee                                                           3,057.30     7,041,149.50           0.00
Prior Unpaid Indenture Trustee Fee                                                0.00     7,041,149.50           0.00
Prior Unpaid Custodian Fee                                                        0.00     7,041,149.50           0.00
Prior Unpaid Backup Servicing Fee                                                 0.00     7,041,149.50           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                        AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:              Current Month                              0.00     7,041,149.50           0.00
                                      Prior Carryover Shortfall                  0.00     7,041,149.50
Class A-2 Note Interest:              Current Month                         68,997.50     6,972,152.00           0.00
                                      Prior Carryover Shortfall                  0.00     6,972,152.00
Class A-3 Note Interest:              Current Month                        153,458.33     6,818,693.67           0.00
                                      Prior Carryover Shortfall                  0.00     6,818,693.67
Class A-4 Note Interest:              Current Month                        245,618.33     6,573,075.34           0.00
                                      Prior Carryover Shortfall                  0.00     6,573,075.34
Class A-1 Note Principal:             Current Month                              0.00     6,573,075.34           0.00
                                      Prior Carryover Shortfall                  0.00     6,573,075.34
Class A-2 Note Principal:             Current Month                      5,874,595.56       698,479.78           0.00
                                      Prior Carryover Shortfall                  0.00       698,479.78
Class A-3 Note Principal:             Current Month                              0.00       698,479.78           0.00
                                      Prior Carryover Shortfall                  0.00       698,479.78
Class A-4 Note Principal:             Current Month                              0.00       698,479.78           0.00
                                      Prior Carryover Shortfall                  0.00       698,479.78
Certificate Insurer:                  Premium                               46,563.55       651,916.23           0.00
                                      Reimbursement Obligations                  0.00       651,916.23

Expenses:                             Trust Collateral Agent                     0.00       651,916.23           0.00
                                      Indenture Trustee                          0.00       651,916.23           0.00
                                      Custodian                                  0.00       651,916.23           0.00
                                      Backup Servicer                            0.00       651,916.23           0.00
Senior Strip Allocation                                                          0.00       651,916.23
Class B Note Interest:                Current Month                         13,017.19       674,449.09           0.00
                                      Prior Carryover Shortfall                  0.00       674,449.09
Distribution to the Class B Reserve Account                                 35,550.05       638,899.04
Distribution (from) the Class B Reserve Account                                  0.00       638,899.04
Distribution to (from) the Spread Account                                  638,899.04             0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:   BOP Liquidated Receivable Principal Balance         1,254,798.46
                          Liquidation Principal Proceeds                         75,285.15
                          Principal Loss                                      1,179,513.31
                          Prior Month Cumulative Principal Loss LTD          13,859,263.14
                          Cumulative Principal Loss LTD                      15,038,776.45

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:       # OF CONTRACTS       AMOUNT         % OF TOTAL POOL BALANCE
Current                         7,438      108,945,410.49              66.19%
1-29 Days                       3,304       50,366,716.95              30.60%
30-59 Days                        196        2,948,377.90               1.79%
60-89 Days                         85        1,319,002.25               0.80%
90-119 Days                        37          551,690.42               0.34%
120 Days or More                   28          452,779.45               0.28%
Total                          11,088      164,583,977.46             100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   1.99366%         8.00%           NO            10.00%            NO
Cumulative Default Rate       6.56%         12.24%           NO            14.08%            NO
Cumulative Loss Rate          3.56%          6.12%           NO            7.04%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                           CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                              # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS      AMOUNT *
Prior Month Inventory                35         606,519.40      Prior Month Inventory               21         401,317.27
Current Month Repos                  47         803,049.82      Current Month Repos                 55         971,431.37
Repos Actually Liquidated            32         561,643.87      Repos from Trust Liquidation         1          11,916.91
Repos Liquidated at 60+ or 150+       1          11,916.91      Repos Actually Liquidated           52         948,281.85
Dealer Payoff                         0               0.00      Dealer Payoff                        0               0.00
Redeemed / Cured                      4          56,265.00      Redeemed / Cured                     0               0.00
Purchased Repos                       0               0.00      Purchased Repos                      0               0.00
Current Month Inventory              45         779,743.44      Current Month Inventory             25         436,383.70

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                            # OF CONTRACTS         AMOUNT
Current Month Balance                79         1,254,798.46
Cumulative Balance                1,037        16,384,228.91
Current Month Proceeds                             75,079.23
Cumulative Proceeds                             1,338,443.39
Current Month Recoveries                          473,063.07
Cumulative Recoveries                           6,137,957.80

                                     RECEIVABLES LIQUIDATED AT 150 OR
                                     MORE DAYS DELINQUENT, 60 OR MORE
                                     DAYS PAST THE DATE AVAILABLE FOR                CUMULATIVE RECEIVABLES
                                     SALE AND BY ELECTION:                           LIQUIDATED AT 150+ AND 60+:

                                            Balance         Units                      Balance          Units
Prior Month                                 55,837.30         3                      198,725.89           11
Current Trust Liquidation Balance           11,916.91         1                       11,916.91            1
Current Monthly Principal Payments            (535.17)
Reopened Loan Due to NSF                    10,308.94         2
Current Repurchases                              0.00         0
Current Recovery Sale Proceeds                   0.00        (3)
Deficiency Balance of Sold Vehicles        (40,238.45)
EOP                                         37,289.53         3                      210,642.80           12

SPREAD ACCOUNT RECONCILIATION
                                                           REQUISITE AMOUNT:    13,166,718.20
Total Deposit                              3,750,000.00
BOP Balance                               13,651,220.92
Remaining Distribution Amount                638,899.04
Simple Interest Excess to Spread Account              -
Investment Income                              9,669.22
Current Month Draw                                    -
EOP Balance Prior to Distribution         14,299,789.18

Current Spread Account Release Amount      1,133,070.98

EOP Balance                               13,166,718.20

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                           SPECIFIED CLASS B
                                                           RESERVE BALANCE:     1,837,720.70
Total Deposit                              2,812,500.00
BOP Balance                                1,919,702.94
Excess Due Class B Reserve
     From Spread Account                   1,133,070.98
Senior Strip                                  35,550.05
Investment Income                              1,278.81
Current Month Draw                                    -
EOP Balance Prior to Distribution          3,089,602.78

Class B Reserve Account Release Amount     1,251,882.08

EOP Balance                                1,837,720.70

     Class B Principal Payment Amount      1,251,882.08

     Distribution to Certificateholder                -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

------------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                 CUMULATIVE GROSS DEFAULT:
------------------------------------------------------------------------------------------------------------------------------------
         UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT     UP TO MONTH       TRIGGER EVENT       EVENT OF DEFAULT
              3               1.53%              1.95%                3                3.06%                 3.90%
              6               2.76%              3.50%                6                5.53%                 7.00%
              9               3.96%              4.87%                9                7.91%                 9.74%
              12              5.22%              5.97%               12                10.45%                11.94%
              15              6.12%              7.04%               15                12.24%                14.08%
              18              6.64%              7.85%               18                13.28%                15.70%
              21              7.17%              8.55%               21                14.33%                17.10%
              24              7.65%              9.14%               24                15.30%                18.27%
              27              8.10%              9.58%               27                16.19%                19.17%
              30              8.47%              9.98%               30                16.94%                19.97%
              33              8.77%             10.32%               33                17.54%                20.64%
              36              9.03%             10.69%               36                18.05%                21.37%
              39              9.22%             10.87%               39                18.44%                21.74%
              42              9.36%             11.06%               42                18.73%                22.12%
              45              9.47%             11.17%               45                18.95%                22.34%
              48              9.59%             11.28%               48                19.18%                22.56%
              51              9.63%             11.32%               51                19.26%                22.63%
              54              9.66%             11.39%               54                19.33%                22.78%
              57              9.70%             11.42%               57                19.40%                22.85%
              60              9.70%             11.42%               60                19.40%                22.85%
              63              9.70%             11.42%               63                19.40%                22.85%
              66              9.70%             11.42%               66                19.40%                22.85%
              69              9.70%             11.42%               69                19.40%                22.85%
              72              9.70%             11.42%               72                19.40%                22.85%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:           TRIGGER EVENT         EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date             8.00%                   10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of September 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
--------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
--------------------------
Maureen E. Morley
Vice President and Controller